UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2007

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On June 11, 2007, CBRL Group, Inc. (the “Company”) issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the status of its ongoing share repurchase program and its adoption of a trading plan under Rule 10b5-1 of the Securities and Exchange Commission to facilitate repurchases under its previously announced authorization to repurchase shares issued in connection with the conversion of the Company’s convertible notes.

Item 9.01.     Financial Statements and Exhibits.

      (d)            Exhibits.

99.1	Press Release dated June 11, 2007 re share repurchase program and adoption of 10b5-1 plan for shares issued in note conversion (furnished only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	CBRL GROUP, INC.

By: /s/ N.B. Forrest Shoaf
Name: N.B. Forrest Shoaf
Title: Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1         Press Release dated June 11, 2007 re share repurchase program and adoption of 10b5-1 plan for shares issued in note conversion (furnished only).